Exhibit 99.3


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                            Windmill Master Fund L.P.
                                             2nd Floor, Harbour Centre
                                             Georgetown, Grand Cayman
                                             Cayman Islands


Date of Event Requiring Statement:           06/10/08
Issuer and Ticker Symbol:                    Energy XXI (Bermuda) Limited (EXXI)
Relationship to Issuer:                      10% Owner
Designated Filer:                            Duquesne Capital Management, L.L.C.


TABLE I INFORMATION

Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/10/08
Transaction Code                             S
Amount of Securities                         192,000
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.1967 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,216,673
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     n/a


Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/10/08
Transaction Code                             S
Amount of Securities                         97,741
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.2087 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,118,932
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     n/a


Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/11/08
Transaction Code                             S
Amount of Securities                         41,810
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.2158 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,077,122
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     n/a


TABLE II INFORMATION

None.


Signature of Reporting Person                WINDMILL MASTER FUND L.P.
                                             By:  Duquesne Capital Management,
                                                  L.L.C.,
                                                  its investment manager


                                             By:  /s/ Joseph W. Haleski
                                                  ------------------------------
                                                  Name:  Joseph W. Haleski
                                                  Title: Chief Operating Officer

Date:                                        June 12, 2008